                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                                   TERM SHEET
                                 $1,205,157,100
                              (APPROXIMATE OFFERED)
                                  SASCO 2002-1A
                   AURORA LOAN SERVICES INC., MASTER SERVICER
                              WELLS FARGO, TRUSTEE

--------------------------------------------------------------------------------------------------------------------------------
                                                      Senior     WAL To     Est. Pmt   Expected     Legal         Expected
                                                      WAL to    Optional   to Optional Initial      Final          Ratings
                  Approx.    Initial     Security    WA Reset Termination  Termination   Loss

    Class        Size ($)   Coupon (1)  Description (yrs)(2)(3) (yrs)(2)   Window (2)  Coverage    Maturity   Moody's/S&P/Fitch

--------------------------------------------------------------------------------------------------------------------------------
    1-A1         $180,304,000   3.60%   Variable PT    0.90       0.90     02/02-01/04   4.50%    02/25/2032     Aaa/AAA/AAA
    1-A2         $113,662,000   5.25%   Variable PT    3.02       3.02     01/04-06/06   4.50%    02/25/2032     Aaa/AAA/AAA
   1-A3(4)        $98,000,000   5.75%   Variable PT    4.87       6.62     06/06-12/10 5.50%(4)   02/25/2032     Aaa/AAA/AAA
    1-A4          $25,000,000   5.45%   Variable PT    2.51       2.96     02/02-12/10   4.50%    02/25/2032     Aaa/AAA/AAA
   1-A5(4)           $982,000   5.75%   Variable PT    4.87       6.62     06/06-12/10   4.50%    02/25/2032     Aaa/AAA/AAA
   1-A6(5)       Notional       5.50%     Interest     1.56       1.56     02/02-12/06   4.50%    02/25/2032     Aaa/AAA/AAA
                                            Only
--------------------------------------------------------------------------------------------------------------------------------
    2-A1         $206,490,000 Variable  Variable PT     NA        2.52     02/02-12/10   6.25%    02/25/2032     Aaa/AAA/AAA
   2-A2(5)       Notional       1.00%     Interest      NA        2.52     02/02-12/10   6.25%    02/25/2032     Aaa/AAA/AAA
                                            Only
--------------------------------------------------------------------------------------------------------------------------------
    3-A1         $198,380,000   5.75%   Variable PT    2.54       3.04     02/02-12/10   3.25%    02/25/2032     Aaa/AAA/AAA
    3-A2          $25,000,000   5.40%   Variable PT    2.54       3.04     02/02-12/10   3.25%    02/25/2032     Aaa/AAA/AAA
   3-A3(5)       Notional       5.00%     Interest     2.45       2.45     02/02-10/06   3.25%    02/25/2032     Aaa/AAA/AAA
                                            Only
--------------------------------------------------------------------------------------------------------------------------------
     4-A         $298,783,000 Variable  Variable PT    2.85       3.04     02/02-12/10   3.25%    02/25/2032     Aaa/AAA/AAA
--------------------------------------------------------------------------------------------------------------------------------
     5-A          $19,603,000 Variable  Variable PT    1.85       2.85     02/02-12/10   3.25%    02/25/2032     Aaa/AAA/AAA
--------------------------------------------------------------------------------------------------------------------------------
   B1-I(6)         $7,439,000 Variable     Sub PT       NA        5.24     02/02-12/10   2.80%    02/25/2032     Aa2/ NR /AA
   B2-I(6)         $4,376,000 Variable     Sub PT       NA        5.24     02/02-12/10   1.80%    02/25/2032      A2/ NR /A
 B4-I(6) (7)       $1,969,000 Variable     Sub PT       NA        5.24     02/02-12/10   0.70%    02/25/2032     Ba/ NR /BB
 B5-I(6) (7)         $875,000 Variable     Sub PT       NA        5.24     02/02-12/10   0.50%    02/25/2032      B/ NR /B
 B6-I(6) (7)       $2,191,131 Variable     Sub PT       NA        5.24     02/02-12/10   0.00%    02/25/2032      NR/NR/NR
--------------------------------------------------------------------------------------------------------------------------------
  B1-II(6)         $4,625,000 Variable     Sub PT       NA        4.89     02/02-12/10   4.15%    02/25/2032     Aa2/ NR /AA
  B2-II(6)         $2,973,000 Variable     Sub PT       NA        4.89     02/02-12/10   2.80%    02/25/2032      A2/ NR /A
B4-II(6) (7)       $1,101,000 Variable     Sub PT       NA        4.89     02/02-12/10   1.20%    02/25/2032     Ba/ NR /BB
B5-II(6) (7)         $770,000 Variable     Sub PT       NA        4.89     02/02-12/10   0.85%    02/25/2032      B/ NR /B
B6-II(6) (7)       $1,875,284 Variable     Sub PT       NA        4.89     02/02-12/10   0.00%    02/25/2032      NR/NR/NR
--------------------------------------------------------------------------------------------------------------------------------
  B1-III(6)        $6,158,000 Variable     Sub PT       NA        5.34     02/02-12/10   2.15%    02/25/2032     Aa2/ NR /AA
  B2-III(6)        $4,758,000 Variable     Sub PT       NA        5.34     02/02-12/10   1.30%    02/25/2032      A2/ NR /A
B4-III(6) (7)      $1,118,000 Variable     Sub PT       NA        5.34     02/02-12/10   0.50%    02/25/2032     Ba/ NR /BB
B5-III(6) (7)        $839,000 Variable     Sub PT       NA        5.34     02/02-12/10   0.35%    02/25/2032      B/ NR /B
B6-III(6) (7)      $1,969,346 Variable     Sub PT       NA        5.34     02/02-12/10   0.00%    02/25/2032      NR/NR/NR
--------------------------------------------------------------------------------------------------------------------------------
  B3(6) (8)        $8,624,000 Variable     Sub PT       NA        5.18     02/02-12/10   1.04%    02/25/2032    Baa2/ NR/ BBB
--------------------------------------------------------------------------------------------------------------------------------
      R                  $100   3.60%     Residual      NA        0.07     02/02-02/02   4.50%    02/25/2032     NR/AAA/AAA
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

(1)  The Class coupons are described under "Interest Rates" on page 5.

(2) Prepayments were run at 100% PPC as described herein. Assumes bonds pay on the 25th of every month beginning in February 2002.

(3) WAL to WA Reset run to respective WA Reset Date for Hybrid collateral Groups 1, 3, 4 and 5. WALs to WA Reset assume there is no cross collateralization between remaining outstanding senior certificates. The WA Reset Date for collateral Group 1, Group 3, Group 4 and Group 5 is month 59 (Distribution Date in December 2006), month 57 (Distribution Date in October 2006), month 81 (Distribution Date in October 2008), and month 33 (Distribution Date in October 2004), respectively.

(4) The Class 1-A3 is a super senior certificate and the Class 1-A5 is a senior mezzanine certificate. The Class 1-A5 will provide credit enhancement to the Class 1-A3. Initial credit enhancement of 5.50% to the Class 1-A3 is equal to the sum of (1) initial loss coverage of 4.50% from subordinate bonds B-I and (2) the initial principal balance of the Class 1-A5 divided by the initial principal balance of the Class 1-A3, or 1.00%.

(5) The Class 1-A6, 2-A2, and 3-A3 are interest only bonds that are not entitled to receive principal. Each of the respective interest only class coupons are described under "Interest Rates" on page 5.

(6)  The Class B will accrue interest at a variable rate.

(7) The Class B4-I, B5-I , B6-I, B4-II, B5-II, B6-II, B4-III, B5-III and B6-III are hereby not offered for sale.

(8) The Class B3 is comprised of three components as described on page 8 and below that are not servable.

Deal Overview:

o     The collateral pool is comprised of five groups of mortgage loans.
-     Group 1:  5/25 Hybrid ARMs, indexed to 6-month LIBOR
-     Group 2:  6-month LIBOR ARMs,
-     Group 3:  5/1 Hybrid ARMs, indexed to 1-year CMT
-     Group 4:  7/1 and 10/1 Hybrid ARMs, indexed to 1-year CMT
-     Group 5:  9mth seasoned 3/1 and 5/1 Hybrid ARMs, indexed to 1-year CMT

o The trust will issue 30 certificates: 21 classes will be publicly offered and 9 classes will be privately offered (Classes B4-I, B5-I, B6-I, B4-II, B5-II, B6-II, B4-III, B5-III, and B6-III will be offered privately).

o The trust will issue 16 classes of subordinate bonds: Class B1-I, B2-I, B4-I, B5-I, B6-I, B1-II, B2-II, B4-II, B5-II, B6-II, B1-III, B2-III,,
     B4-III, B5-III, B6-III and B3. Class B with a "I" designation will support the Senior Bonds issued off collateral Group 1. Class B with a "II" designation will support the Senior Bonds issued off collateral Group 2. Class B with a "III" designation will support the Senior Bonds issued off collateral Group 3, Group 4 and Group 5. The Class B3 will be comprised of 3 Components (B3-I(1), B3-II(2) and B3-III(3)). The initial balance of the Component Class B3-I(1) is $2,844,000, Component Class B3-II(2) is $2,422,000, and Component Class B3-III(3) is $ 3,358,000. The trust will also issue one class of residual interest certificates (Class R).

o The Class 1-A3 is a super senior certificate and the Class 1-A5 is a senior mezzanine certificate. The Class 1-A5 will provide credit enhancement to the Class 1-A3.

o    The Master Servicer (ALS) will maintain a 5% Clean up Call.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering:

Cut off Date:                       Jaunuary 1, 2002

Expected Pricing Date:              Week of January 14, 2002

Expected Settlement Date:           January 30, 2002

Distribution Dates:                 25th of each month, commencing in February
                                    2002

Issuer:                             Structured Asset Securities Corp. ("SASCO")

Master Servicer:                    Aurora Loan Services, Inc. ("ALS")

Servicers:                          Group 1: ALS and Cendant (Greenpoint
                                    initially will sub-service approximately
                                    67.8% of Group 1. Greenpoint sub-serviced loans will transfer servicing to ALS beginning in February 2002).
                                    Group 2: ALS
                                    Group 3: WAMU, National City, Cendant, ALS and Bank of America.
                                    Group 4: Wells Fargo, Cendant and National
                                    City.
                                    Group 5: ALS, Bank of America, National
                                    City and Wells Fargo.


Master Servicer Fee:                The Master Servicer will be paid a monthly
                                    fee (the "Master Servicing Fee") equal to the investment earnings derived from principal and interest collections received on the Mortgage Loans on deposit in the Collection Account established by the Master
                                    Servicer and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Servicing Fee:                      The Servicing fee for each group is as
                                    follows:
                                    Group 1: 0.25% per annum on the outstanding mortgage balance.
                                    Group 2: 0.375% per annum on the outstanding mortgage balance.
                                    Group 3: 0.25% to 0.875% per annum on the outstanding mortgage balance (WA 0.364% per annum).
                                    Group 4: 0.25% to 0.875% per annum on the outstanding mortgage balance (WA 0.321% per annum).
                                    Group 5: 0.25% to 0.61% per annum on the outstanding mortgage balance (WA 0.259% per annum).


Trustee:                            Bank One

Securities Administrator:           Wells Fargo

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):

Securities Administration Fee:      0.0075% per annum on outstanding mortgage
                                    balance (includes trustee fee)

Rating Agencies:                    Moody's Investors Service will rate the
                                    Class A, B1, B2, B3, B4, and B5. Fitch will rate the Class A, R, B1, B2, B3, B4, and B5.
                                    Standard and Poor's Ratings will rate the Class A and R only.

Day Count:                          30/360

Delay Days:                         24 Day Delay:             All Classes.

Registration:                       Book-entry form through DTC

Minimum Denomination:               Class 1-A1,1-A2,1-A3, 1-A4, 1-A5, 2-A1,
                                    3-A1, 3-A2, 4A and 5A:  $25,000 /$1
                                    thereafter.
                                    Class 1-A6 and 3-A3: $1,250,000 /$1
                                    thereafter.
                                    Class 2-A2: $5,000,000 /$1 thereafter.
                                    Class B1-I, B2-I, B1-II, B2-II, B1-III,
                                    B2-III, B3: $100,000/$1 thereafter.

Tax Status:                         REMIC for Federal income tax purposes.

Prepayment                          Assumption: 100% PPC assumes a constant
                                    pre-payment rate ("CPR") of 25% until 8
                                    months prior to the weighted-average ("WA") rate adjustment date for each respective collateral group (one, three, four, and five), and further assumes the CPR will increase by 0.625% each month for the next 8 months, and remains constant at 30% CPR thereafter. 100% PPC for collateral group two is a constant 30% CPR.

Below are the PPC curves for collateral Groups 1 through 5:

------------------------------------------------------------------------------------------------------------------------------
  Group 1         %       Group 2        %        Group 3       %        Group 4          %           Group 5           %
   Month         CPR       Month        CPR        Month       CPR        Month          CPR           Month           CPR
------------------------------------------------------------------------------------------------------------------------------
  1 to 51       25.00    Constant      30.00     1 to 49      25.00      1 to 73         25.00         1 to 25         25.00
    52          25.625                              50        25.625       74            25.625           26           25.625
    53          26.250                              51        26.250       75            26.250           27           26.250
    54          26.875                              52        26.875       76            26.875           28           26.875
    55          27.500                              53        27.500       77            27.500           29           27.500
    56          28.125                              54        28.125       78            28.125           30           28.125
    57          28.750                              55        28.750       79            28.750           31           28.750
    58          29.375                              56        29.375       80            29.375           32           29.375
59 forward   30 CPR Flat                       57 forward   30 CPR Flat 81 forward    30 CPR  Flat    33 forward   30 CPR Flat
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):

                                    As of the Cut-off Date the WA rate
                                    adjustment date for collateral groups one, three, four and five is the following:
                                    Group 1 - December 2006 (month 59)
                                    Group 3 - October 2006 (month 57)
                                    Group 4 - October 2008 (month 81)
                                    Group 5 - October 2004 (month 33)

SMMEA Eligibility:                  All classes will be SMMEA eligible except
                                    for Class B2-I, B4-I, B5-I, B2-II, B4-II,
                                    B5-II,  B2-III, B4-III, B5-III and B3.

ERISA Eligibility:                  The Certificates will be ERISA eligible.

5% Optional Termination:            The  transaction  may be  called  by ALS
                                    on any Distribution Date after which the aggregate

                                    outstanding mortgage balance is less than 5% of the Cut-Off Date mortgage loan balance.

Interest Rates:                     Class 1-A1 and R will bear interest at a
                                    rate equal to the lesser of (i) 3.60% per annum and (ii) the Net WAC of Group 1 collateral, until the distribution date in December 2006. After the distribution date in December 2006, the Class 1-A1 and Class R will bear interest at a rate equal to the Net WAC of Group 1 collateral.

                                    Class 1-A2 will bear interest at a rate
                                    equal to the lesser of (i) 5.25% per annum and (ii) the Net WAC of Group 1 collateral, until the distribution date in December 2006. After the distribution date in December 2006, the Class 1-A2 will bear interest at a rate equal to the Net WAC of Group 1 collateral.

                                    Class 1-A3 and 1-A5 will bear interest at a rate equal to the lesser of (i) 5.75% per annum and (ii) the Net WAC of Group 1 collateral, until the distribution date in December 2006. After the distribution date in December 2006, the Class 1-A3 and Class 1-A5 will bear interest at a rate equal to the Net WAC of Group 1 collateral.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.) - Interest Rates:

                                    Class 1-A4 will bear interest at a rate
                                    equal to the lesser of (i) 5.45% per annum and (ii) the Net WAC of Group 1 collateral, until the distribution date in December 2006. After the distribution date in December 2006, the Class 1-A4 will bear interest at a rate equal to the Net WAC of Group 1 collateral.

                                    Class 1-A6 will bear interest at a rate
                                    equal to 5.50% per annum until the
                                    distribution date in December 2006 based on a Notional Balance. After the distribution date in December 2006, the Class 1-A6 will not be entitled to distributions of any kind and will have a zero Notional Balance. The Notional Balance of the Class 1-A6 on or prior to the distribution date in December 2006 will be equal to the sum of the following:

                                    (A) the sum of the class principal balances
                                    of the Class 1-A1 certificates and the Class
                                    R certificate multiplied by the following
                                    fraction:
                                                     Net WAC 1* minus 3.60%
                                                     ----------------------
                                                              5.50%
                                    (B) the class principal balances of the
                                    Class 1-A2 certificates multiplied by the
                                    following fraction:
                                                     Net WAC 1* minus 5.25%
                                                     ----------------------
                                                              5.50%
                                    (C) the sum of the class principal balances
                                    of the Class 1-A3 certificates and the Class
                                    1-A5 certificates multiplied by the
                                    following fraction:
                                                     Net WAC 1* minus 5.75%
                                                     ----------------------
                                                              5.50%
                                     (D) the class principal balances of the
                                    Class 1-A4 certificates multiplied by the
                                    following fraction:
                                                     Net WAC 1* minus 5.45%
                                                     ----------------------
                                                              5.50%
                                    (*Net WAC 1 = Weighted-average pass-through
                                    Rate for Group 1 mortage loans)

                                    Class 2-A1 will bear interest at a per annum rate equal to the Net WAC of Group 2 collateral, less 1.00%.

                                    Class 2-A2 will bear interest at a rate
                                    equal 1.00% per annum based on a Notional
                                    Balance. The Notional Balance of the Class
                                    2-A2 will be equal to the principal balance of the Class 2-A1 certificates prior to distributions for the related distribution date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.) - Interest Rates:


                                    Class 3-A1 will bear interest at a rate
                                    equal to the lesser of (i) 5.75% per annum and (ii) the Net WAC of Group 3 collateral, until the distribution date in October 2006. After the distribution date in October 2006, the Class 3-A1 will bear interest at a rate equal to the Net WAC of Group 3 collateral.

                                    Class 3-A2 will bear interest at a rate
                                    equal to the lesser of (i) 5.40% per annum and (ii) the Net WAC of Group 3 collateral, until the distribution date in October 2006. After the distribution date in October 2006, the Class 3-A2 will bear interest at a rate equal to the Net WAC of Group 3 collateral.

                                    Class 3-A3 will bear interest at a rate
                                    equal to 5.00% per annum until the
                                    distribution date in October 2006 based on a Notional Balance. After the distribution date in October 2006, the Class 3-A3 will not be entitled to distributions of any kind and will have a zero Notional Balance. The Notional Balance of the Class 3-A3 on or prior to the distribution date in October 2006 will be equal to the sum of the following:

                                    (A) the class principal balance of the Class
                                    3-A1 certificates multiplied by the
                                    following fraction:
                                                     Net WAC 3* minus 5.75%
                                                     ----------------------
                                                              5.00%
                                    (B) the class principal balance of the Class
                                    3-A2 certificates multiplied by the
                                    following fraction:
                                                     Net WAC 3* minus 5.40%
                                                     ----------------------
                                                              5.00%

                                    Class 4-A will bear interest at a per annum rate equal to the Net WAC of Group 4 collateral.


                                    Class 5-A will bear interest at a per annum rate equal to the Net WAC of Group 5 collateral.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.) - Interest Rates:


                                    Class B3 is a component subordinate bond.
                                    The Class B3 will be comprised of three
                                    Components: Component Class B3-I, B3-II and
                                    B3-III, which will not be separately
                                    transferable. Component Class B3-I
                                    represents an interest in collateral Group 1 and Component Class B3-II represents an interest in collateral Group 2. Component Class B3-III represents an interest in collateral Group 3, Group 4 and Group 5. Allocations of losses to the Group I Certificates and Components will relate solely to collateral Group 1. Allocations of losses to the Group II Certificates and Components will relate solely to collateral Group 2. Allocations of losses to the Group III Certificates and Components will relate solely to collateral Group 3, Group 4 and Group 5 (bonds issued from collateral Groups 3, 4 and 5 are cross-collateralized for payments of principal, interest and allocation of losses). Component Class B3-I will bear interest at the Net WAC of the Group I collateral. Component Class B3-II will bear interest of the weighted average of the Net WAC of the Group II collateral. Component Class B3-III will bear interest at the weighted average of the Net WACs of the Group 3, Group 4, and Group 5 collateral, weighted on the basis of the Group Subordinate Amounts for Group 3, Group 4, and Group 5. The Class B3 Certificates will bear interest at a rate equal to the weighted average of the interest rates on Component Class B3-I, Component Class B3-II, and Component Class B3-III (weighted on the basis of their respective outstanding principal balances).

                                    The Group Subordinate Amounts for groups 1 through 5 are calculated as follows:

                                    Subordinate Amount Group 1:

                                    Total Group 1 collateral, less the current principal balance of the Group 1 Senior Bonds (excluding notional balances).

                                    Subordinate Amount Group 2:

                                    Total Group 2 collateral, less the current principal balance of the Group 2 Senior Bonds (excluding notional balances).

                                    Subordinate Amount Group 3:

                                    Total Group 3 collateral, less the current principal balance of the Group 3 Senior Bonds (excluding notional balances).

                                    Subordinate Amount Group 4:

                                    Total Group 4 collateral, less the current
                                    principal balance of the Group 4 Senior
                                    Bond.
--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.) - Interest Rates:


                                    Subordinate Amount Group 5:

                                    Total Group 5 collateral, less the current principal balance of the Group 5 Senior Bond.

                                    The underlying subordinate rates for Group
                                    1, Group 2, Group 3, Group 4 and Group 5 are calculated as follows:

                                    Subordinate Underlying Rate, Group 1:

                                    The Group 1 underlying subordinate rate will be equal to the Net WAC of collateral
                                    Group 1.

                                    Subordinate Underlying Rate, Group 2:

                                    The Group 2 underlying subordinate rate will be equal to the Net WAC of collateral
                                    Group 2.

                                    Subordinate Underlying Rate Group 3:

                                    The Group 3 underlying subordinate rate will be equal to the Net WAC of collateral
                                    Group 3.

                                    Subordinate Underlying Rate Group 4:

                                    The Group 4 underlying subordinate rate will be equal to the Net WAC of collateral
                                    Group 4.

                                    Subordinate Underlying Rate Group 5:

                                    The Group 5 underlying subordinate rate will be equal to the Net WAC of collateral
                                    Group 5.

                                    Classes B1-I, B2-I, B4-I, B5-I, and B6-I will bear interest at a per annum rate equal to the average of the Group 1 underlying subordinate rate.

                                    Classes B1-II, B2-II, B4-II, B5-II, and
                                    B6-II will bear interest at a per annum rate equal to the average of the Group 2 underlying subordinate rate.

                                    Classes B1-III, B2-III, B4-III, B5-III, and
                                    B6-III will bear interest at a per annum rate equal to the average of the Group 3, 4 and 5 Subordinate Underlying Rates, weighted by the corresponding Group Subordinate Amounts


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Credit Enhancement:                 Senior/subordinate, shifting interest
                                    structure. The credit enhancement
                                    information shown below is subject to final rating agency approval.

                                    Group 1 Super Senior Certificates:
                                    Credit enhancement for the Group 1 Class
                                    1-A3 Super Senior Certificates will consist of the subordination of the Class 1-A5, Class B1-I, Class B2-I, Component Class B3-I(1), Class B4-I , Class B5-I and Class B6-I Certificates, initially 5.50%(1) total subordination.
                                    (1) Initial credit enhancement of 5.50% to the Class 1-A3 is equal to the sum of
                                        (1) initial loss coverage of 4.50% from
                                        subordinate bonds B-I and (2) the
                                        initial principal balance of the Class
                                        1-A5 divided by the initial principal
                                        balance of the Class 1-A3, or 1.00%.

                                    Group 1 Senior Certificates:
                                    Credit enhancement for the Group 1 Senior
                                    Certificates will consist of the
                                    subordination of the Class B1-I, Class B2-I,
                                    Component Class B3-I(1), Class B4-I , Class
                                    B5-I and Class B6-I Certificates, initially
                                    4.50% total subordination.

                                    Group 2 Senior Certificates: Credit
                                    enhancement for the Group 2 Senior
                                    Certificates will consist of the
                                    subordination of the Class B1-II, Class
                                    B2-II, Component Class B3-II(2), Class
                                    B4-II, Class B5-II and Class B6-II
                                    Certificates,initially 6.25% total
                                    subordination.

                                    Group 3, Group 4 and Group 5 Senior
                                    Certificates: Credit enhancement for the
                                    Group 3, Group 4 and Group 5 Senior
                                    Certificates will consist of the
                                    subordination of the Class B1-III, Class
                                    B2-III, Component Class B3-III(3), Class
                                    B4-III , Class B5-III and Class B6-III
                                    Certificates, initially 3.25% total
                                    subordination.

Loss  Allocation:                   If all of the credit support features have
                                    been extinguished, any further losses will be allocated to the respective Class A
                                    Certificates on a pro rata basis*.


* The Class 1-A5 will be subordinated to the Class 1-A3 for the purposes of loss allocation.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Principal Distributions


Shift %: 100% 1st 5 years*, 70% in year 6, 60% in year 7, 40% in year 8, 20% in year 9, 0% thereafter.

* Shifting Interest Structure with 5-year lockout
(*if the respective AAA loss coverage doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the Senior bonds will be entitled to 50% of the Subordinate bonds percentage of pre-payments, subject to cumulative loss and delinquency tests. After month 36 if the respective AAA loss coverage doubles based on the initial loss coverage of as of the cut-off date, the respective Senior bonds will only be entitled to pre-payments based on the respective Senior bond percentage only, subject to cumulative loss and delinquency tests).

Subordinate PDA1:                   (Scheduled Principal + Pre-payment
                                    Principal), less  (Senior PDA1)

Subordinate PDA2:                   (Scheduled Principal + Pre-payment
                                    Principal), less  (Senior PDA2)

Subordinate PDA3:                   (Scheduled Principal + Pre-payment
                                    Principal), less  (Senior PDA3)

Subordinate PDA4:                   (Scheduled Principal + Pre-payment
                                    Principal), less  (Senior PDA4)

Subordinate PDA5:                   (Scheduled Principal + Pre-payment
                                    Principal), less  (Senior PDA5)

IO Classes:                         1-A6, 2-A2, and 3-A3



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



Principal Paydown Rules:

I. Pay Senior PDA as follows:
----------------------------

Senior PDA1:
1)       Pay to Class R, until reduced to zero.
2)       Pay Pro-Rata as follows:
           i.)   to Class 1-A4, until reduced to zero.
           ii.)  a.) sequentially to the Class 1-A1, 1-A2, until reduced to zero.
                 b.) Pro-Rata to the Class 1-A3 and 1-A5, until reduced to zero.
Senior PDA2:
1)       2-A1, until reduced to zero.

Senior PDA3:
1)       Pay Pro-Rata 3-A1 and 3-A2, until reduced to zero.

Senior PDA4:
1)       4-A, until reduced to zero.

Senior PDA5:
2)       5-A, until reduced to zero.


II. Pay Subordinate PDA concurrently as follows*:
------------------------------------------------
*Subject to cumulative loss and delinquency tests

Subordinate PDA1:
1) Pay Class B1-I, B2-I, B3-I, B4-I, B5-I, and Component Class B6-I(1), PRO RATA, until reduced to zero.

Subordinate PDA2:
1) Pay Class B1-II, B2-II, B3-II, B4-II, B5-II, and Component Class B6-II(2), PRO RATA, until reduced to zero.

Subordinate PDA3, Subordinate PDA4 and Subordinate PDA5:
1) Pay Class B1-III, B2-III, B3-III, B4-III, B5-III, and Component Class B6-II(3), PRO RATA, until reduced to zero.

--------------------------------------------------------------------------------
                                    Contacts
--------------------------------------------------------------------------------
MBS Trading                 Greg Boester                 (201) 524-5993

Residential Finance         Stan Labanowski              (201) 793-4288
                            Mike Hitzmann                (201) 793-4125
                            Jenna Levine                 (201) 793-4279
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).